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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                    Pursuant to section 13 or 15(d) of
                   the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 21, 2000
                                                 -------------------


                              Fonix Corporation
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             (Exact name of registrant as specified in its charter)



                                 Delaware
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         (State or other jurisdiction of incorporation or organization)


         0-23862                                   22-2994719
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  (Commission file number)             (I.R.S. Employer Identification No.)



   60 East South Temple, Suite 1225
   Salt Lake City, Utah                                      84111
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  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (801) 328-8700



                               Not Applicable
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       (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS

         Effective March 21, 2000, William A. Maasberg Jr. was appointed by the Company's Board of Directors to serve as the Company's Chief Operating Officer. Mr. Maasberg became a member of Fonix's Board of Directors in September 1999, and was reelected to the Board at the Company's Annual Meeting of Shareholders on October 29, 1999. From December 1997 through February 1999, Mr. Maasberg was a Vice President and General Manager of the AMS Division of Eyring Corporation ("Eyring"), the division which manufactures Eyring's multi-media electronic work instruction software applications. He was also a co-founder and principal in Information Enabling Technologies, Inc. ("IET"), and LIBRA Corporation ("LIBRA"), two companies focusing on software application development, and served in several key executive positions with both IET and LIBRA from May 1976 through November 1997. Mr. Maasberg worked for IBM Corporation from July 1965 through May 1976 in various capacities. He received his BS Degree from Stanford University in Electrical Engineering and his MS in Electrical Engineering from the University of Southern California.

         Additionally, effective March 21, 2000, Roger D. Dudley was appointed by the Company's Board of Directors to serve as the Company's Chief Financial Officer. Mr. Dudley is a co-founder of the Company and has served as an executive officer and member of the Company's Board of Directors since June 1994. Mr. Dudley is also executive vice president of Studdert Companies Corp. ("SCC"), an international investment, finance, and management firm based in Salt Lake City, Utah, a position he has held since 1993. After several years at IBM Corporation in marketing and sales, Mr. Dudley began his career in the investment banking industry. He has extensive experience in transactional corporate finance, equity and debt private placements and asset management. Mr. Dudley also serves as a director of KLS EnviroResearch, Inc.

Item 7. Financial Statements and Exhibits.

         None.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            Fonix Corporation



                                       By:   /s/ Roger D. Dudley
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                                            Roger D. Dudley
                                            Chief Financial Officer

Date:   March 30, 2000












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